United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant To Section 13 Or 15(D) Of The Securities Exchange Act Of 1934

Date Of Report (Date Of Earliest Event Reported):   June 19, 2009

The South Financial Group, Inc.
(Exact Name Of Registrant As Specified In Its Charter)

0-15083
(Commission File Number)

South Carolina	57-0824914
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)

102 South Main Street
Greenville, South Carolina 29601
(Addresses Of Principal Executive Offices)

(864) 255-7900
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.     REGULATION FD DISCLOSURE.

     On June 19, 2009, The South Financial Group, Inc. issued a press release announcing it has priced its public offering of common stock. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     The information furnished in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit	Description

99.1	Press Release dated June 19, 2009*

* This exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of
1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE SOUTH FINANCIAL GROUP, INC.

Date: June 19, 2009	By: /s/ William P. Crawford, Jr.
William P. Crawford, Jr.
Executive Vice President, Chief Legal & Risk officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated June 19, 2009*

* This exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of
1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.